UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2026

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Warrants to Purchase Common Stock, par value $0.001 per share	GME WS	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 7, 2026, the stockholders of GameStop Corp. (the “Company”) approved an Amendment No. 2 (the “Authorized Shares Amendment”) to the Company's Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Class A Common Stock (the “common stock”) to 2,500,000,000. The Authorized Shares Amendment will be effective upon its filing with the Secretary of State of the State of Delaware.
The foregoing description of the Authorized Shares Amendment is qualified in its entirety by reference to the full text of the Authorized Shares Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders
On July 7, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting the stockholders voted on (1) the election of directors; (2) an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers; (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027; and (4) the approval of the Authorized Shares Amendment. Holders of 337,264,104 shares of common stock were present in person or represented by proxy, constituting approximately 75.17% of the 448,691,227 shares outstanding and entitled to vote as of the May 20, 2026 record date, and a quorum. As previously disclosed in the Company's proxy statement supplement filed with the SEC on June 23, 2026, Proposal 4 (Approval of the CEO Performance Award) was withdrawn and was not presented for tabulation at the Annual Meeting.
Proposal 1: Election of Directors
The Company’s stockholders elected each of the five nominees listed below for director to serve until the next annual meeting and until such director’s successor is elected and qualified, by the vote indicated below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alain (Alan) Attal	218,154,357	30,669,866	1,397,156	87,042,724
Lawrence (Larry) Cheng	242,847,106	6,710,786	663,488	87,042,724
Ryan Cohen	244,771,847	4,967,782	481,751	87,042,724
James (Jim) Grube	243,506,127	5,576,789	1,138,463	87,042,724
Nathaniel (Nat) Turner	235,889,624	12,917,333	1,414,423	87,042,724
Proposal 2: Advisory Non-binding Vote on Executive Compensation
The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the named executive officers of the Company, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
242,391,322	6,890,660	915,902	87,042,724
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 30, 2027, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
333,150,417	2,652,828	1,437,362	—
Proposal 5: Approval of Authorized Shares Amendment
The Company’s stockholders approved the Authorized Shares Amendment, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
231,693,497	104,566,841	980,270	—

Item 7.01    Submission of Matters to a Vote of Security Holders
On July 7, 2026, the Company issued a press release announcing the approval of all proposals at 2026 Annual Meeting, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.
This information is furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits.
3.1        Amendment No. 2 to the Third Amended and Restated Certificate of Incorporation.
99.1         Press Release of GameStop Corp., dated July 7, 2026.
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: July 7, 2026	By:	/s/ Daniel Moore
Daniel Moore

Principal Financial and Accounting Officer